UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of Earliest Event Reported): September 17, 2012

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9158 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On September 17, 2012, IRIS International, Inc. (the “Company”), a Delaware corporation, Danaher Corporation, a Delaware corporation (“Danaher”), and Daphne Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Danaher (“Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Danaher, through the Purchaser, will commence an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for $19.50 per share in cash, without interest (the “Offer Price”).

Completion of the Offer is subject to several conditions, including (i) that a majority of the Shares outstanding (determined on a fully diluted basis) be validly tendered and not validly withdrawn prior to the expiration of the Offer; (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); and (iii) certain other customary conditions.

The Merger Agreement also provides that following consummation of the Offer and satisfaction of certain customary conditions, Purchaser will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned indirect subsidiary of Danaher. Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by (i) Danaher, Purchaser, the Company or their respective subsidiaries and (ii) stockholders of the Company who properly exercised their appraisal rights under the Delaware General Corporation Law) will be converted into the right to receive the Offer Price. Consummation of the Offer and the Merger is not conditional on Danaher’s receipt of financing.

In the event Purchaser acquires at least 90% of the outstanding Shares, including through exercise of the Top-Up Option (defined below), the Merger may be effected as a “short-form” merger without a meeting of the Company’s stockholders to approve the adoption of the Merger Agreement. Otherwise, the Company will hold a special stockholders’ meeting to obtain stockholder approval of the Merger. Subject to the terms of the Merger Agreement and applicable law, the Company has granted Purchaser an irrevocable option (the “Top-Up Option”), exercisable after completion of the Offer, to purchase from the Company a number of newly-issued Shares equal to up to the lesser of (i) the number of Shares that, when added to the number of Shares owned by Danaher and Purchaser at the time of exercise of the Top-Up Option, constitutes one share more than the number of Shares necessary for Purchaser to effect a “short form” merger (after giving effect to the issuance of shares pursuant to the exercise of the Top-Up Option), and (ii) the aggregate number of Shares that the Company is authorized to issue under its certificate of incorporation but that are not issued and outstanding or reserved for issuance at the time of exercise of the Top-Up Option. Purchaser will pay the Offer Price for each Share acquired upon exercise of the Top-Up Option.

Danaher and the Company have made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to promptly effect all registrations, filings and submissions required pursuant to the HSR Act and any other required governmental approvals, the Securities Exchange Act of 1934 and other applicable laws with respect to the Offer and the Merger; and (ii) to use their reasonable best efforts to take all appropriate action to consummate and effectuate the transactions contemplated by the Merger Agreement.

The Company has agreed to (i) conduct its business in all material respects in the ordinary course consistent with past practice prior to consummation of the Merger and (ii) use reasonable best efforts to maintain and preserve intact its business organization. The Company has also agreed to comply with certain other operating covenants through the consummation of the Merger.

The Company has agreed not to solicit, initiate or knowingly facilitate, or engage in discussions concerning, alternative proposals for the acquisition of the Company. However, subject to the satisfaction of certain conditions, the Company and its board of directors, as applicable, would be permitted to take certain actions which may, as more fully described in the Merger Agreement, include terminating the Merger Agreement or changing the board of directors’ recommendation, following receipt of an unsolicited proposal, if the board of directors of the Company has concluded in good faith after consultation with its advisors that failure to do so would be inconsistent with its fiduciary duties.

The Merger Agreement can be terminated by Danaher or the Company under certain circumstances, and the Company will be required to pay Danaher a termination fee of $15 million and reimburse Danaher for up to $3 million of expenses in connection with certain terminations.

The Merger Agreement has been adopted by the board of directors of the Company and the board of directors of the Company unanimously recommends that stockholders of the Company tender their Shares in the Offer and, if necessary, vote to approve the Merger.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been incorporated herein by reference to provide information regarding its terms. The Merger Agreement is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission and it is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. In particular, the representations, warranties and covenants set forth in the Merger Agreement (a) were made solely for purposes of the Merger Agreement and solely for the benefit of the contracting parties, (b) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Danaher and Purchaser in connection with the Merger Agreement, (c) will not survive consummation of the Merger, (d) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (f) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

On September 17, 2012, the Company issued a press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Tender and Support Agreement

Immediately prior to the execution of the Merger Agreement, each director and officer of the Company entered into a tender and support agreement (the “Support Agreement”) with Danaher, the Purchaser and the Company. Including restricted stock and restricted stock units that vest and stock options that are exercisable within 60 days, 8.8% of the issued and outstanding Shares of the Company are subject to the Support Agreement. Excluding restricted stock and restricted stock units that vest and stock options that are exercisable within 60 days, 3.8% of the issued and outstanding Shares of the Company are subject to the Support Agreement. Pursuant to the Support Agreement, such directors and officers, solely in their capacities as stockholders of the Company, committed, among other things, to tender their Shares pursuant to the Offer and vote their Shares in favor of the Merger and against any alternative acquisition proposal, all on the terms and subject to the conditions set forth in the Support Agreement. The Support Agreement automatically terminates upon the termination of the Merger Agreement or the occurrence of certain other events. The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is filed as Exhibits 99.2 hereto and incorporated by reference herein.

Item 3.02 – Unregistered Sales of Equity Securities.

The information included in Item 1.01 regarding the Top-Up Option is incorporated into this Item 3.02 by reference. The Top-Up option was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 8.01 – Other Events.

The Company is party to an indemnification agreement with each of its directors and officers, a form of which is attached as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 17, 2012, by and among Danaher Corporation, Daphne Acquisition Corporation and IRIS International, Inc.*

99.1	Press release dated September 17, 2012 issued by IRIS International, Inc.

99.2	Tender and Support Agreement, dated September 17, 2012, by and among Danaher Corporation, Daphne Acquisition Corporation, IRIS International, Inc. and the stockholders signatory thereto.

99.3	Form of Indemnification Agreement.

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Important Additional Information

The tender offer proposed by Danaher referred to in this Current Report on Form 8-K has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. If and when the tender offer is commenced, (i) Danaher will file with the Securities and Exchange Commission (the “SEC”) a tender offer statement and (ii) IRIS International, Inc. will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION. Investors may obtain a free copy of these documents (if and when they become available) and other relevant documents filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these materials filed by IRIS by contacting Investor Relations by telephone at 415-202-5678, by mail at IRIS International, Inc., Investor Relations, 9158 Eton Avenue, Chatsworth, California 91311, or by going to the Company’s Investor Relations page on its corporate web site at www.proiris.com.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this report, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Danaher and Purchaser to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this report are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions contemplated by the Merger Agreement on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of the Company, including those set forth in the Company’s filings with the SEC, especially in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 12, 2012 and in other periodic reports and filings with the SEC from time to time, including the Company’s Quarterly Reports on Form 10-Q. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: September 17, 2012	By:	/s/ César M. García
César M. García
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 17, 2012, by and among Danaher Corporation, Daphne Acquisition Corporation and IRIS International, Inc.*

99.1	Press release dated September 17, 2012 issued by IRIS International, Inc.

99.2	Tender and Support Agreement, dated September 17, 2012, by and among Danaher Corporation, Daphne Acquisition Corporation, IRIS International, Inc. and the stockholders signatory thereto.

99.3	Form of Indemnification Agreement.

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.